Exhibit 99.2

 4Q and FY 2018 Earnings Conference CallFebruary 27, 2019  NYSE: CW

 Safe Harbor Statement  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release that is posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

 Agenda  Review of 4Q and Full-Year 2018 PerformanceDelivering Top Quartile PerformanceFull-Year 2019 Business Outlook China Direct AP1000 Program UpdateDRG Acquisition Integration and Capital InvestmentCapital Allocation Strategy UpdateNew 3-Year Targets

Fourth Quarter 2018 Highlights

- **Net Sales up 6% overall (3% organic)**
  - Driven by solid organic growth in all commercial markets
  - Benefit of DRG acquisition in Power segment (+$23M)
- **Adjusted Operating Income up 5%; Adjusted Operating Margin of 17.0%**
  - Driven by higher sales and strong profitability in Power segment
- **Adjusted Diluted EPS of $1.90, up 25%**
  - Reflects higher sales and strong profitability in Power segment, lower tax rate and lower share count
- **Free Cash Flow of $214M, FCF conversion 259%**

Notes:
- Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.
- Adjusted operating income, operating margin and diluted EPS exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs, for current and prior year acquisitions.
- Free Cash Flow is defined as cash flow from operations less capital expenditures. FCF conversion is defined as free cash flow divided by net earnings from continuing operations.

4 | February 27, 2019 | © 2019 Curtiss-Wright

Full-Year 2018 Highlights

- **Net Sales up 6% overall (3% organic)**
  - Higher sales in all end markets, led by strong naval defense and general industrial demand
  - Benefit of DRG acquisition
- **Adjusted Operating Income up 14%; Adjusted Operating Margin of 15.8%, up 110 bps**
  - Exceeded expectations due to improved sales and solid execution
  - Benefited from ongoing margin improvement initiatives
- **Adjusted Diluted EPS of $6.37, up 28%**
  - Driven by double-digit increase in operating income, lower tax rate and benefit of share repurchase
- **New Orders up 6%, led by strong defense orders**
- **Adjusted Free Cash Flow of $333M, FCF conversion 121%**

Notes:

- Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.
- Adjusted operating income, operating margin and diluted EPS exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs, for current and prior year acquisitions.
- Free Cash Flow is defined as cash flow from operations less capital expenditures. FCF conversion is defined as free cash flow divided by net earnings from continuing operations. Adjusted Free Cash Flow excludes a voluntary contribution to the Company's corporate defined benefit pension plan of $50 million in 2018. Adjusted Free Cash Flow Conversion is calculated as adjusted free cash flow divided by net earnings from continuing operations.

5 | February 27, 2019 | © 2019 Curtiss-Wright

 We Are Delivering Top Quartile Performance  Target Metric  Original 5-Year Target*  2013 Reported  *Issued December 11, 2013    Achieved or Exceeded ALL Target Metrics Issued in 2013  EPS, CapEx and Free Cash Flow conversion represent performance covering fiscal years 2014 – 2018. Adjusted operating margin and diluted EPS exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs, for current and prior year acquisitions. Return on Invested Capital (ROIC) is defined as NOPAT / two-year average net debt plus equity, and excludes equity from discontinued operationsWorking Capital is defined as Accounts receivable plus inventory minus accounts payable, deferred income and deferred development costs, and excludes first-year acquisitions. Free Cash Flow is defined as cash flow from operations less capital expenditures. FCF conversion is defined as free cash flow divided by net earnings from continuing operations, and excludes pension payments made in 2015 and 2018.  2018 Results(1)

 One Curtiss-Wright Vision Driving Strong Returns (1)  Notes:Adjusted operating margin excludes first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs, for current and prior year acquisitions. Prior year results on a reported basis, not adjusted for accounting changes.  Ongoing benefits of Operating Margin improvement initiatives:Consolidations (segment structure and overhead; facilities)Portfolio rationalization (including divesting majority of oil & gas assets during 2014-2015)Operational excellence (lean and supply chain)Shared services (finance, IT and HR)Low cost economies (shifting direct labor hours to Mexico, China and India)Segment focus (improving profitability of lowest performing business units)  OPERATING MARGIN

One Curtiss-Wright Vision Driving Strong Returns (2)

FREE CASH FLOW



Free cash flow ($M)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$166
119%
$265
156%
$272
141%
$376
199%
$336
156%
$333
121%
2013
2014
2015A
2016
2017
2018A

- **Generated more than $1.5B in FCF over the past 5 years, driven by:**
  - Strong operational performance
  - Rigorous working capital management
    - ~1,300 bps improvement since 2013
  - Benefit of 2015 China Direct AP1000 order
  - Focus on efficient capital spending
- **Avg. FCF Conversion 155%**

Notes:
- Free cash flow is defined as cash flow from operations less capital expenditures. Free cash flow for 2015 & 2018 adjusted to remove contributions of $145 million & $50 million, respectively, to the Company's corporate defined benefit pension plan.
- Adjusted Free Cash Flow Conversion is calculated as adjusted free cash flow divided by net earnings from continuing operations.

8 | February 27, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

 2019E End Market Sales Growth (Guidance as of February 26, 2019)  Synchronized Growth Continues in 2019    2018  2019E  2019E % of Total Sales  Aero Defense   1%  6 - 8%  16%  Ground Defense   1%  5 - 7%   4%  Naval Defense  19%  6 - 8%  21%  Total Defense   10%  6 - 8%  41%  Commercial Aero   1%  4 - 6%  17%  Power Generation   2%  1 - 3%  17%  General Industrial    8%  1 - 3%  25%  Total Commercial   4%  1 - 3%  59%  Total Curtiss-Wright   6%  3 - 5%  100%  Note: Amounts may not add down due to rounding.

 ($ in millions)  2018 Adjusted (1)  2019E   2019E Change vs 2018 Adjusted (1)  2019E OI / Margin Impacts  Commercial / Industrial  $1,209  $1,245 - 1,270   3 - 5%    Defense   $554  $565 - 575   2 - 4%    Power   $648  $680 - 690   5 - 7%    Total Sales  $2,412  $2,490 - 2,535   3 - 5%    Commercial / IndustrialMargin  $183 15.1%  $193 - 198 15.5% - 15.6%   6 - 9% +40 - 50 bps  Tariffs ($4M)Increased R&D ($3M)  DefenseMargin  $128 23.2%  $128 - 131 22.6% - 22.7%   0 - 2% (50 - 60 bps)  Increased R&D ($5M)Negative mix (systems)  PowerMargin  $108 16.6%  $109 - 111 16.0% - 16.1%   1 - 4% (50 - 60 bps)  DRG Transition / IT Costs ($6M)Increased R&D ($2M)Negative mix (naval defense)  Corporate and Other   ($36)   ($34 - 36)   (0 - 5%)    Total Op. IncomeCW Margin   $382 15.8%   $396 - 405 15.9% - 16.0%   4 - 6% +10 - 20 bps      2019E Financial Outlook (Guidance as of February 26, 2019)  Note: Amounts may not add down due to rounding. Adjusted operating margin excludes first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs, for current and prior year acquisitions

 2019E Financial Outlook (Guidance as of February 26, 2019)  Note: Amounts may not add down due to rounding. Adjusted operating income and diluted EPS exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs, for current and prior year acquisitions.      ($ in millions, except EPS)  2018 Adjusted (1)  2019E   2019E Change vs 2018 Adjusted (1)  Total Operating Income   $382   $396 - 405    4 - 6%  Other Income/(Expense)   $17   $19    Interest Expense   ($34)   ($33)    Provision for Income Taxes   ($83)   ($88 - 90)    Effective Tax Rate   22.6%  23.0%    Diluted EPS  $6.37  $6.80 - 6.95   7 - 9%  Diluted Shares Outstanding   44.3   43.4

 2019E Financial Outlook (Guidance as of February 26, 2019)  ($ in millions)  2018 Adjusted (2)  2019EReported  Adjustments (3)   2019EAdjusted (3)  Free Cash Flow(1)  $333  $300 - 310  $20  $320 - 330  Free Cash Flow Conversion(1)   121%   ~103%     ~110%  Capital Expenditures   $53   $75 - 85     $75 - 85  Depreciation & Amortization  $103  $100 - 110    $100 - 110  Notes:Free Cash Flow is defined as cash flow from operations less capital expenditures. Free Cash Flow Conversion is calculated as free cash flow divided by net earnings from continuing operations. Adjusted Free Cash Flow Conversion is calculated as adjusted free cash flow divided by net earnings from continuing operations.2018 Adjusted Free Cash Flow excludes a voluntary contribution to the Company’s corporate defined benefit pension plan of $50 million.2019 Adjusted Free Cash Flow guidance excludes a $20 million capital investment in the Power segment related to construction of a new, state-of-the-art naval facility principally for the DRG business.

China Direct AP1000 Revenue Projection (1)

Total production revenue: $448M (16 reactor coolant pumps @ $28M apiece)


Contract production revenue (RCPs)
$ in millions
$150
$100
$50
$0
$13 $13
$33 $31
$85 $82
$130 $105
$139 $108
$34 $79
$14 $30
2015
2016
2017
2018
2019E
2020E
2021E+
Initial Projection (Oct 2016)
Revised Forecast (Feb 2019)

- **Revenue and margin recognition based on percentage of completion (POC) accounting method**
- **Revenue recognition cadence expected to resemble bell curve**
- **Favorable cost performance and mitigation of risks has driven improved profitability**
- **Contract margin remains strong at 23%+**
- **2019 - 2021+ Revenue Forecast:**
  - **Initial $187M**
  - **Revised $217M**

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 China Direct AP1000 Revenue Projection (2)  $ in millions  Expect to fill gap through increased defense revenues (i.e. fighter jet, submarine and peak CVN-80 aircraft carrier)

China Direct AP1000 Free Cash Flow Projection



$ in millions
Cumulative Free Cash Flow (FCF)
$140
$120
$100
$80
$60
$40
$20
$0
-$20
$(8) $(9)
$42 $44
$81 $95
$96 $113
$67 $130
$67 $116
$65 $110
2015
2016
2017
2018
2019E
2020E
2021E+
Initial Projection (Oct 2016)
Revised Forecast (Feb 2019)

- **Expect to generate ~$110M in cumulative FCF**
  - Well above previous estimate of $65M
- **Higher than expected contract profitability driving strong free cash flow**
- **Benefit of lower corporate tax rate (23%)**

Note: Free cash flow is defined as cash flow from operations less capital expenditures

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DRG Acquisition Integration & Capital Investment

- **Benefits of DRG acquisition**
  - Expanded CW shipset content and increased footprint on naval vessels
    - Ex: Aircraft carrier content increased from $300M to $380M per ship
  - Enabled CW to expand its Navy shipyard presence and capture more revenue
  - Strengthened long-term relationships with nearly identical customer base
  - Provides long-term profitable growth



- **Constructing new, state-of-the-art naval facility in Charleston, SC**
  - $20M capital investment in 2019
  - Long-overdue upgrades to critical steam turbine equipment
  - Provides access to deep water ports
  - Expect new facility to be operational in 2020

Investing Capital and Resources to Drive Long-Term Margin Expansion

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CURTISS-WRIGHT

Capital Allocation Strategy Update

Major accomplishments since 2013:

- **Returned ~$850 million to shareholders**
  - ~$715M via share repurchase (8.7M shares)
  - ~$135M via dividends
- **Completed two major acquisitions for ~$500 million in cash**
- **Spent ~$500 million on operational investments**
  - Capital expenditures, voluntary pension contributions and debt prepayments

Capital Allocation 2014 - 2018



Operational Investments 27%
Acquisitions 27%
Return of Capital 46%

- **Accelerate Top-Line via Growth Investments and Acquisitions**
  - Increase capital allocation weighting to high quality, profitable acquisitions
    - Continuing more stringent and prudent approach (not serial acquirer)
  - Efficiently utilize strong balance sheet and low leverage position
  - Deliver improved organic growth through increased R&D and capital investments
  - Continue to return capital to shareholders through share repurchases and dividends

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Three Year Targets (2019 - 2021)

- **5 - 7% Total Sales CAGR**
- **17% Adjusted Operating Margin[1]**
  - Maintain top-quartile status vs. peer group
  - Continue to invest in CW's future growth
- **10% Adjusted diluted EPS Growth CAGR[1]**
  - Expect to deliver $8.50 in diluted EPS
- **$1B Cumulative Free Cash Flow Generation**
  - Raising min. FCF target >$300 Million annually
  - Average FCF conversion 110%
- **Disciplined Capital Allocation Strategy**
  - Increased focus on larger strategic acquisitions and internal growth investments

(1) Adjusted operating margin and diluted EPS targets exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs.

Delivering long-term profitable growth

18 | February 27, 2019 | © 2019 Curtiss-Wright

 Appendix  Non-GAAP Financial Results The company reports its financial performance in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This press release refers to "Adjusted" amounts, which are Non-GAAP financial measures described below. We utilize a number of different financial measures in analyzing and assessing the overall performance of our business, and in making operating decisions, forecasting and planning for future periods. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance.  Beginning with the second quarter of 2018, coinciding with the initial reporting of the DRG acquisition, the Company elected to present its financials and guidance on an Adjusted, non-GAAP basis for operating income, operating margin, net earnings and diluted earnings per share to exclude first year purchase accounting costs associated with its acquisitions, specifically one-time inventory step-up, backlog amortization and transaction costs for current and prior year acquisitions.  Management believes that this approach will provide improved transparency to the investment community in order to measure Curtiss-Wright’s core operating and financial performance, provide quarter-over-quarter comparisons excluding one-time items and show better comparisons among company peers. Reconciliations of non-GAAP to GAAP amounts are furnished with this presentation. All per share amounts are reported on a diluted basis. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Income and Diluted EPSThese Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Income and Diluted EPS under GAAP excluding the impact of first year purchase accounting costs associated with acquisitions for current and prior year periods, specifically one-time inventory step-up, backlog amortization and transaction costs.

FY2019E End Market Sales Waterfall (Guidance as of February 26, 2019)

($ Millions)

Total CW End Markets
$2,490 - 2,535 UP 3 - 5%

Guidance:
Defense Markets up 6-8%
Comm'l Markets up 1-3%

Defense Markets 41%

- Naval 21%
- Aerospace 16%
- Ground 4%

Commercial Markets 59%

- Commercial Aerospace 17%
  - Aircraft Equipment 69%
  - Surface Tech Services 31%
- Power Generation 17%
  - Aftermarket Nuclear 59%
  - New Build / AP1000 28%
  - Non-Nuclear 13%
- General Industrial 25%
  - Industrial Vehicles 33%
  - Industrial Controls 24%
  - Industrial Pumps & Valves 24%
  - Surface Tech Services 19%

Non-Nuclear:
Surface Technologies services (peening, coatings); Fossil power gen equipment

Note: Percentages in chart relate to Full-Year 2019E sales.

Industrial Vehicles:
"Own the Cab" strategy
49% On-highway,
51% Off-Highway

Industrial Controls:
Medical Mobility, Industrial Automation equipment, Sensors and Controls

Industrial Pumps & Valves:
65% O&G, 35% Chem/Petro;
75% MRO, 25% projects

20 | February 27, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

 4Q 2018 Adjusted Operating Income / Margin Drivers  ($ in millions)  4Q’18Adjusted(1)  4Q’17Adjusted(1)  Change vs. 2017 Adjusted(1)  Key Drivers  Commercial / IndustrialMargin  $46.9 15.4%  $47.3 15.8%  (1%) (40 bps)  Impact from tariffs and restructuring actionsPartially offset by higher sales and improved profitability in sensors and controls business  DefenseMargin   36.5 24.2%   43.5 25.2%   (16%) (100 bps)  Lower sales and unfavorable absorptionIncreased R&D expenses  PowerMargin   36.5 18.9%   23.9 17.0%  52%190 bps  Higher sales and favorable absorption across naval defense, China Direct AP1000 and nuclear aftermarket businesses  Total SegmentsAdjusted Operating Income  $119.9  $114.7  4%    Corp & Other   ($9.4)   ($9.5)  0%    Total CW Adjusted Op IncomeMargin  $110.4 17.0%  $105.3 17.2%  5%(20 bps)    Adjusted operating income and operating margin exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs.  Note: Amounts may not add down due to rounding.

Full-Year 2018 End Market Sales Growth

	FY'18 Change	% of Total Sales
Aero Defense	1%	16%
Ground Defense	1%	4%
Naval Defense	19%	20%
Total Defense	**10%**	**40%**
Commercial Aero	1%	17%
Power Generation	2%	18%
General Industrial	8%	25%
Total Commercial	**4%**	**60%**
Total Curtiss-Wright	**6%** 3% organic	**100%**

Key Drivers

Defense Markets (10% sales growth, 3% organic)

- **Aerospace Defense**: Higher sales of flight test and embedded computing equipment on fighter jet programs, partially offset by lower UAV sales
- **Ground Defense**: Higher embedded computing sales on various domestic and int'l ground programs
- **Naval Defense**: Higher aircraft carrier revenues and contribution from DRG acquisition, partially offset by lower submarine revenues

Commercial Markets (4% sales growth, 3% organic)

- **Commercial Aerospace**: Higher sales of sensors and controls products and surface treatment services, partially offset by lower revenues from FAA directives
- **Power Generation**: Higher China Direct AP1000 and nuclear aftermarket revenues, partially offset by lower US AP1000 revenues
- **General Industrial**: Solid demand for industrial vehicles, valves and controls products, and surface treatment services

Notes:
Percentages in chart relate to Full-Year 2018 sales compared with the prior year. Amounts may not add due to rounding.
Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.

22 | February 27, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

 FY2018 End Market Sales Waterfall  Defense Markets up 10% (up 3% org)Comm’l Markets up 4%  Industrial Controls:Medical Mobility, Industrial Automation equipment, Sensors and Controls  Industrial Vehicles:“Own the Cab” strategy49% On-highway,51% Off-Highway  Industrial Pumps & Valves:62% O&G, 38% Chem/Petro; 75% MRO, 25% projects  Non-Nuclear:Surface Technologies services (peening, coatings); Fossil power gen equipment  Note: Percentages in chart relate to Full-Year 2018 sales.

 2018 Sales by Segment vs. End Market (1)  Defense Segment  Power Segment  Commercial / Industrial Segment  Commercial Aerospace 30%  Commercial Aerospace 9%  Ground Defense 17%  Note: Percentages in chart relate to Full-Year 2018 sales

2018 Sales by Segment vs. End Market (2)


Commercial / Industrial Segment
General Industrial 47%
Commercial Aerospace 30%
Aerospace Defense 10%
Naval Defense 7%
Power Generation 6%

Note: Percentages in chart relate to Full-Year 2018 sales

General Industrial (47%):

- Industrial vehicles (on-highway, off-highway, medical mobility)
- Industrial valves (O&G, chemical, petrochemical)
- Surface Tech services (peening, coatings, analytical testing)
- Sensors and controls; Industrial automation

Commercial Aerospace (30%):

- Primarily Commercial OEM
- Actuation, sensors and controls equipment
- Surface Tech services (peening, coatings)

Aerospace Defense (10%):

- Actuation, sensors and controls equipment
- Surface Tech services (peening, coatings)

Naval Defense (7%):

- Valves for nuclear submarines and aircraft carriers

Power Generation (6%):

- Valves; Surface Tech services (peening, coatings)

25 | February 27, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

2018 Sales by Segment vs. End Market (3)

Defense Segment


Aerospace Defense 48%
Naval Defense 23%
Ground Defense 17%
Commercial Aerospace 9%
General Industrial 3%

Note: Percentages in chart relate to Full-Year 2018 sales

Aerospace Defense (48%):
- Commercial Off-the-Shelf (COTS) embedded computing products
- Avionics and electronics; flight test equipment
- Aircraft data management solutions

Naval Defense (23%):
- COTS embedded computing products
- Instrumentation and control systems
- Helicopter handling solutions

Ground Defense (17%):
- COTS embedded computing products
- Refurbishment and upgrades (U.S. vehicles)
- Turret-drive stabilization systems (international vehicles)

Commercial Aerospace (9%):
- Avionics and electronics; flight test equipment
- Aircraft data management solutions

26 | February 27, 2019 | © 2019 Curtiss-Wright
CURTISS-WRIGHT

2018 Sales by Segment vs. End Market (4)



Power Segment
Power Generation 58%
Naval Defense 42%

Power Generation (58%):

- Commercial nuclear aftermarket products and services
- AP1000 reactor coolant pumps (RCPs) and other new build equipment
- Small modular reactors (SMRs) components
- Fossil power generation equipment

Naval Defense (42%):

- Nuclear propulsion equipment (pumps, steam turbines and generators) for submarines and aircraft carriers
- Aftermarket Navy services
- Electromagnetic aircraft launching and advanced arresting gear systems

Note: Percentages in chart relate to Full-Year 2018 sales

27 | February 27, 2019 | © 2019 Curtiss-Wright

Non-GAAP Reconciliation – Organic Results  Organic Revenue and Organic Operating Income               The Corporation discloses organic revenue and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance.  Organic revenue and organic operating income are defined as revenue and operating income excluding the impact of foreign currency fluctuations and contributions from acquisitions made during the last twelve months.  Note: Amounts may not add due to rounding

 Non-GAAP Reconciliations – 4Q 2018 Results  (In millions, except EPS)   4Q-2018  4Q-2017   Change  Sales  $ 648.6  $ 611.9  6%  Reported operating income (GAAP)  $ 110.0  $ 105.3   4%  Adjustments (1)  0.4  0.0  -  Adjusted operating income (Non-GAAP)  $ 110.4  $ 105.3   5%  Adjusted operating margin (Non-GAAP)  17.0%  17.2%  (20 bps)  Reported net earnings (GAAP)  $ 82.8  $ 67.8   22%  Adjustments (1)  0.4  0.0  -  Tax impact on Adjustments (1)  (0.1)  (0.0)  -  Adjusted net earnings (Non-GAAP)  $ 83.2  $ 67.8  23%  Reported diluted EPS (GAAP)  $ 1.89  $ 1.52   25%  Adjustments (1)  $0.01  $0.00  -  Tax impact on Adjustments (1)  ($0.00)  ($0.00)  -  Adjusted diluted EPS (Non-GAAP)  $ 1.90  $ 1.52  25%  Includes one-time Inventory Step-up, Backlog Amortization and Transaction costs for current and prior year acquisitions.

 Non-GAAP Reconciliation – 2019 vs. 2018 Adjusted